EXHIBIT 10.25
THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT BE GIVEN CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS
EXHIBIT HAS BEEN FILED WITH THE COMMISSION.

                   AMENDED AND RESTATED DEVELOPMENT AGREEMENT
                               DATED JULY 1, 1998
                    BETWEEN C3, INC. AND CREE RESEARCH, INC.
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                   AMENDED AND RESTATED DEVELOPMENT AGREEMENT

         This AMENDED AND RESTATED DEVELOPMENT AGREEMENT (the "Agreement") is entered into effective as of the 1st day of July 1998 by and between Cree Research, Inc. ("Cree") and C3, Inc. ("C3").

                                    Recitals

         WHEREAS, Cree and C3 are parties to an Amended and Restated Exclusive Supply Agreement dated June 6, 1997 (the "Supply Agreement") wherein Cree and C3 agree, inter alia, for Cree to supply C3 certain silicon carbide ("SiC") material and C3 agrees to purchase certain SiC material as provided therein; and

         WHEREAS, Cree and C3 are parties to a Development Agreement dated June 6, 1997 (the "Development Agreement"), and a Supplemental Development Agreement dated January 8, 1998 (the "Supplemental Development Agreement"), wherein Cree and C3 agree that Cree will perform certain research and development activities directed to improving the colorless material available for purchase under the Supply Agreement; and

         WHEREAS, Cree and C3 desire to combine the Development Agreement and the Supplemental Development Agreement in a single agreement and to amend and restate the Development Agreement and the Supplemental Developmental Agreement, as set out herein; and

         WHEREAS, the parties acknowledge that Cree has successfully developed a Repeatable Process (as defined in Section 1.2 of this Agreement) for producing 2" diameter SiC crystals with a ***** mm height of which *****% is in the comparable diamond color grade range of KLMN, or better, according to the standards generally accepted by the diamond industry for color using pregraded master color stones; and

         WHEREAS, Cree and C3, in entering into this Agreement desire to improve and expand upon their relationship and intend to work together cooperatively with the objective of developing, as promptly as practicable, both the market for and commercially viable means of manufacturing improved colorless silicon carbide material suitable for gemstones, and with the specific development objectives of further increasing the usable volume of material per crystal and improving the repeatability of Cree's processes for producing such material;

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing premises and the covenants and undertakings herein contained, mutually agree as follows:
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         1.       Duties of Cree

                  1.1 Cree agrees to use its best commercially reasonable efforts to develop a repeatable process, as defined in Section 1.2 (the "Repeatable Process"), for producing SiC boules which meet the specifications provided in Section 1.3 (the "Specifications") according to the proposal attached hereto as Exhibit A.

                  1.2 The process for producing SiC boules shall be considered a "Repeatable Process" when ***** crystal growers together can produce, in a period of ***** days, at least ***** percent (*****%) of the total produced that meet the Specifications.

                  1.3 As used in this Agreement, the term "Specifications" shall mean the applicable specifications referred to in the Specifications and Timetable Chart below for SiC boules. The specifications require only that each boule contain a certain volume of SiC material of which a specified percentage (the "Percentage") is in the comparable diamond color grade range of KLMN, or better, according to the standards generally accepted by the diamond industry for color using pregraded master color stones. While the specifications do not require the absence of inclusions, blemishes or other defects affecting clarity, Cree shall use its best commercially reasonable efforts to minimize such defects since such defects can have an impact on the final product. The parties acknowledge that initially C3 shall promptly provide feedback to Cree concerning the Percentage, but the parties shall cooperate to develop a mutually acceptable testing procedure for Cree to determine the Percentage prior to delivery of the SiC boules to C3. The volume specifications are expressed in terms of the diameter and height of each boule, but any equivalent volume is acceptable. The specifications change over time, as the Date column indicates.

              Specifications and Timetable Chart

                  Minimum          Minimum
Date              Diameter         Height                 %KLMN-Grade
---------         --------         -------                -----------
6/30/1999         *****"           *****mm                 *****%
6/30/2000            *                *                       *
6/30/2001            *                *                       *
6/30/2002            *                *                       *

*Each twelve-month period beginning July 1, 1998 through the period beginning July 1, 2001 is referred to in this Agreement as a "Subject Year". For each Subject Year beginning July 1, 1999 through July 1, 2001, the specifications applicable to June 30 of such year will

                                       -3-
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         be mutually agreed upon by the parties prior to July 1 of that Subject
         Year, subject to Section 3.2(ii) below.

For each of the specifications above, Cree will provide prompt notice to C3 when Cree has developed a Repeatable Process for producing boules meeting such specifications.

                  1.4 In seeking to achieve the Specifications targeted for June 30, 1999, Cree will use its best commercially reasonable efforts to develop: (i) by August 31, 1998, a process that yields at a minimum a volume of material, corresponding to a *****" diameter boule with a ***** mm height, of which *****% is in the comparable diamond color grade range of KLMN, or better, according to the standards generally accepted by the diamond industry for color using pregraded master color stones, and (ii) by February 28, 1999 a process that yields at a minimum a volume of material, corresponding to a *****" diameter boule with a ***** mm height, of which *****% is in the comparable diamond color grade range of KLMN, or better, according to the standards generally accepted by the diamond industry for color using pregraded master color stones.

                  1.5 C3 and Cree will cooperate in determining the goals and the scope of the activities to be performed by Cree to the extent the same are not specified in this Agreement. Cree will direct the development work and determine the specific tasks to be undertaken towards the goals stated in
Section 1.1 or otherwise agreed upon by the parties. If C3 reasonably requests major changes in such goals or that Cree undertake specific development activities in order to meet development needs related to SiC crystal growth required by C3's business, the parties will in good faith negotiate and seek to agree in writing on appropriate modifications to the Specifications set forth in
Section 1.3, and the target date for achieving the affected Specifications will in any event be extended not less than ***** months from the originally scheduled date.

                  1.6 Cree agrees to report to C3 the progress of the development services provided pursuant to this Agreement at monthly progress meetings. Any "Confidential Information" provided by Cree to C3 at such meetings or otherwise under this Agreement shall be subject to the terms of Section 5 of the Supply Agreement.

                  1.7 In April of each year, Cree and C3 shall consult on appropriate development goals for the following year. Before May 1 of each year, Cree shall submit to C3 a development plan for the next twelve months beginning July 1 which shall include a budget and a description of the scope of the activities to be undertaken. Plans submitted under this paragraph shall set forth Cree's then current expectations for carrying on development activities under this Agreement for the period covered by the plan, in the manner determined by Cree to maximize the development progress toward the year's goals. Cree may substitute resources and personnel from those set out in the development plans provided that Cree reasonably determines such substitutions are in the best
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interest of maintaining or enhancing progress toward the then current development goals. If Cree succeeds in reaching goals more quickly than anticipated, Cree will consult with C3 to determine other development goals important to high yields of gemstone quality SiC material.

                  1.8 All SiC boules produced pursuant to this Agreement, including SiC boules that do not meet the Specifications but excluding *****, shall be the property of C3; provided that the seeds from all SiC boules produced shall remain the property of Cree and shall be removed and retained by Cree. Cree shall identify each boule produced by the crystal growth system in which it was grown, the date it was produced and its disposition and provide such information to C3. Crystal growth systems used in the development activities shall not be considered as "in use for production" for purposes of the Supply Agreement. All SiC boules delivered hereunder will be supplied "AS IS." EXCEPT AS PROVIDED ABOVE IN THIS PARAGRAPH WITIH RESPECT TO IDENTIFICATION OF BOULES, CREE MAKES NO WARRANTY OF ANY KIND WITH RESPECT TO ANY MATERIAL SUPPLIED HEREUNDER AND DISCLAIMS ANY IMPLIED WARRANTIES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT OF PATENT OR SIMILAR RIGHTS.

                  1.9 Cree will use all commercially reasonable efforts to maximize the value obtained from costs incurred in performing development services under this Agreement. It is understood, however, that Cree is expected to incur costs such that C3 will provide the maximum funding permitted under this Agreement.

                  1.10 Cree is not obligated to contribute resources to the development services performed under this Agreement beyond those funded by C3, as provided in Section 2.1.

                  1.11 Cree provides no assurances that the development services performed under this Agreement will be successful.

         2.       Duties of C3

                  2.1 Subject to Sections 2.2 and 2.3, C3 shall pay to Cree each month a development fee equal to the sum of:

                           (i) The costs of materials and equipment used in the development activities undertaken pursuant to this Agreement (including the costs of operating such equipment; with such costs calculated in the same manner as "loaded manufacturing costs," but, without reduction for boules that do not meet the "minimum specifications," as provided in the Supply Agreement);
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                           (ii) An amount equal to a *****% gross margin of the
         costs described in Section 2.1(i); and

                           (iii) All research and development labor costs and outside services costs directly incurred by Cree in providing development services pursuant to this Agreement; provided, that these costs shall be charged to C3 on the same basis as Cree charges similar costs in providing research services pursuant to contracts between Cree and the U.S. government, using allocations, conditions and calculations no less favorable to C3 than those available under any such contract of Cree (it being understood that reductions in costs from cost-sharing shall not be applicable and that such costs include certain overhead allocations).

                  2.2 Subject to Section 2.3 and notwithstanding Section 2.1, C3 shall pay to Cree each month this Agreement continues in effect a development fee equal to the lesser of:

                           (i) The fee calculated pursuant to Section 2.1; or

                           (ii) The total monthly development budget as set forth in the proposal attached hereto as Exhibit A.

                  2.3 If the fee calculated pursuant to Section 2.1 is less than the total monthly development budget as set forth in the proposal in Exhibit A, the difference will be carried forward and applied to the development budget for subsequent months.

                  2.4 Cree shall invoice amounts due from C3 under this Agreement, and such invoices shall be due and payable within thirty days.

                  2.5 C3 shall have the right, at its expense, to have an independent public accounting firm reasonably acceptable to Cree audit Cree's costs described in Sections 2.1(i) and 2.1(iii) (the "Audited Costs"). The audit shall be conducted during normal business hours and upon reasonable prior notice. The accounting firm conducting the audit shall be required to enter into a mutually acceptable nondisclosure agreement with Cree under which such firm will be obligated not to disclose any information obtained during the course of the audit, except that it may disclose to C3 its analysis of the correctness of the Audited Costs as calculated by Cree. The audit right under this paragraph may be exercised not more than once during any fiscal year of Cree and only with respect to costs applicable to the year preceding the request for an audit. Cree shall provide reasonable assistance to the public accounting firm including, but not limited to, providing a schedule of the Audited Costs (which shall provide reasonable detail as to the calculation of the Audited Costs, including but not limited to hours charged by person at billing rates applicable to each, total material costs, equipment charges and overhead charges, however such schedule shall not divulge any
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proprietary or confidential information of Cree), supporting analyses and any supporting source documentation reasonably required by the public accounting firm. Such accounting firm will audit and report to C3 on the schedule of Audited Costs, but will not divulge to C3 any proprietary or confidential information (including but not limited to supporting schedules and source documents) disclosed during the audit process.

         3.       Term and Termination

                  3.1 Unless earlier terminated pursuant to Section 3.2 or
Section 5.6, or unless extended by the mutual consent of the parties hereto, this Agreement shall terminate on June 30, 2002.

                  3.2 C3 shall have the option to terminate this Agreement prior to June 30, 2002 under the following conditions:

                           (i) If Cree does not develop by June 30 of each Subject Year a Repeatable Process for producing SiC boules that meet the mutually agreed Specifications for such Subject Year, C3 shall have the option of terminating this Agreement by giving notice to Cree; provided, that such termination option, if not sooner exercised by C3, shall expire at 11:59 p.m. eastern daylight savings time on the tenth day following the termination of the applicable deadline for establishing the Repeatable Process.

                           (ii) If the parties are unable to mutually agree in writing on the Specifications for a Subject Year by July 1 of such year as provided in Section 1.3, C3 shall have the option of terminating this Agreement, effective December 31 of that Subject Year, by giving notice to Cree; provided, that such termination option, if not sooner exercised by C3, shall expire at 11:59 p.m. eastern daylight savings time on August 1st of such Subject Year. If C3 exercises this termination option, Cree will continue its development work under this Agreement through the effective date of the termination.

If C3 exercises its option to terminate this Agreement pursuant to Section 3.2(i), Cree shall not be entitled to payment for any work done or any expenses incurred during the period from the time C3's option to terminate became exercisable to the time such option is exercised.

         4.       Intellectual Property

                  4.1 All inventions developed by Cree personnel in performing work under this Agreement shall be the sole property of Cree.

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                  4.2 Except for inventions related to the bulk growth of
silicon carbide or gallium nitride, C3 shall have a perpetual, irrevocable, royalty-free, exclusive (including exclusive of Cree) license to use, manufacture, sell and otherwise practice (including the right to sublicense) all inventions developed by Cree pursuant to this Agreement for all gemstone applications and applications for gemological instrumentation; provided that Cree shall have the right to use and practice the invention to manufacture or process material for C3 for the licensed applications. References in this Agreement to "gemstones" are understood to mean "gems" (and vice versa).

         5.       General

                  5.1 This Agreement shall not be amended, modified or altered except pursuant to a document signed by both parties.

                  5.2 This Agreement is made in and shall be construed in accordance with and governed by the laws of the State of North Carolina.

                  5.3 This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

                  5.4 The invalidity or uneforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

                  5.5 This Agreement may not be assigned by either party without the other party's prior written consent, which consent shall not be unreasonably withheld except that either party may, in its sole discretion, withhold consent to assignment of this Agreement to anyone other than a permitted assignee of all rights under the Supply Agreement. Any attempted assignment in violation of this
Section 5.5 is void and shall constitute a breach of this Agreement.

                  5.6 In the event of a material breach by either party of any obligation under this Agreement to the other party, the other party may terminate this Agreement upon written notice if the breach is not cured within thirty (30) days after giving written notice to the party in breach, setting out the nature of the breach in reasonable detail; provided, however, that no cure period shall apply to a termination pursuant to the terms of this Agreement by C3 pursuant to Section 3.2 (it being understood that the grounds for termination specified in Section 3.2 do not constitute a breach) or in the event of a material breach by a party that has breached this Agreement and been given notice of similar material breaches on two prior occasions. In addition, this Agreement shall automatically terminate upon any termination of the Supply Agreement under Section 3.3 thereof.
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                  5.7 Neither party shall issue any press release nor otherwise make any public announcement concerning this Agreement without the prior consent of the other party, except as may be required by law. The parties further agree that the terms of this Agreement shall be treated as Confidential Information of each other subject to Section 5 of the Supply Agreement; provided, however, that either party may, upon notice to the other, make such public disclosures regarding this Agreement as in the opinion of counsel for such party are required by applicable securities laws or regulations or other applicable law. Neither party shall use the name of the other party in any advertising, marketing or similar material without the other party's prior written consent.

                  5.8 The parties acknowledge and agree that in the event of a breach of the Agreement, in addition to any other rights and remedies available to it at law or otherwise, the parties shall be entitled to seek equitable relief in the form of a temporary restraining order ("TRO") from any court of competent jurisdiction; provided, however, that in the event a TRO is obtained, the parties shall request that any hearing on the merits of the dispute shall be stayed pending arbitration of the dispute as provided in this Section 5.8. In the event a party seeks a TRO or in the event of any other controversy or claim (including, without limitation, any claim based on negligence, misrepresentation, strict liability or other basis) arising out of or relating to this Agreement or its performance or breach, a party shall give the other party notice of the dispute, setting out the circumstance in reasonable detail, and requesting a meeting of the representatives of the parties to attempt to resolve the dispute or to reduce the scope of the issues subject to dispute. The chief operating officers of the parties, and such other representatives as each may desire to have attend, shall meet at a mutually agreeable time within five business days from the date the meeting request was received and shall hold such meeting at the offices of the party not requesting the same, or at some mutually agreeable alternative location. In the event the parties do not resolve the dispute at such meeting, or any mutually agreed upon adjournment thereof, the dispute shall be settled exclusively by arbitration in the City of Raleigh, North Carolina pursuant to the expedited procedures of the Commercial Arbitration Rules of the American Arbitration Association (other than notice requirements which shall be as provided in Section 5.9 below and the expedited procedures for selection of arbitrators which shall be as provided in Sections 14 and 15 of such Rules). There shall be three arbitrators, one selected by each of C3 and Cree and a third selected by the arbitrators selected by the parties. The arbitrators shall in no event make any damage award that contravenes Section
5.10 of this Agreement, but shall order the losing party to pay all of the charges of the American Arbitration Association for such arbitration and all of the prevailing party's costs of the arbitration, including reasonable attorneys' fees. The decision in such arbitration shall be final and binding and judgment on any award rendered therein may be entered in any court having jurisdiction.

                  5.9 All notices under this Agreement shall be in writing and addressed to the other party at the address shown below or to such other addresses as the party may hereafter designate by

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notice under this Agreement. All notices so addressed shall be deemed given five
(5) days after mailing if sent by certified mail, return receipt requested, postage prepaid, or when sent via facsimile if receipt is acknowledged in writing or otherwise when actually received.

                  5.10 In no event shall either party be liable to the other for incidental, consequential or special loss or damages of any kind, however caused, or any punitive damages.

                  5.11 This Agreement constitutes the complete and exclusive statement of the understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral agreements between the parties concerning such subject matter, including without limitation the Development Agreement dated June 7, 1997, the Supplemental Development Agreement dated January 8, 1998 and the letter agreement between the parties dated January 8, 1998, but excluding the letter agreements between the parties dated July 14, 1997, January 31, 1996, February 12, 1996, May 1, 1998 and July 14, 1998, the Assignment Agreement dated June 28, 1995 (as amended September 15,
1995), and the Amended and Restated Exclusive Supply Agreement dated June 6,
1997.

                  5.12 This Agreement shall be deemed the "Development Agreement" as such term is used in the Amended and Restated Exclusive Supply Agreement between the parties dated June 6, 1997, except that any notice given by Cree that it has developed a Repeatable Process for achieving the Specifications as defined in this Agreement shall not constitute the notice required by the last paragraph of Section 1.1 or by Section 2.4 of the Exclusive Supply Agreement. The parties acknowledge and agree that the Repeatable Process developed by Cree, as described in the recitals to this Agreement, does not constitute a process contemplated by Section 1.1 or Section 2.4 of the Exclusive Supply Agreement and that the provisions of Section 2.4(b) and (c) of such agreement are not presently applicable.

         IN WITNESS WHEREOF, the parties have executed this Agreement by and through their duly authorized representatives.

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CREE RESEARCH, INC.                                  C3, INC.

By:      /s/ Charles M. Swoboda          By:      /s/ Robert S. Thomas
   ---------------------------------        --------------------------
         Charles M. Swoboda,                      Robert S. Thomas
         Vice President and                       President and Chief
         Chief Operating Officer                  Operating Officer

Address for Notices:                              Address for Notices:

Cree Research, Inc.                      C3, Inc.
4600 Silicon Drive                       P.O. Box 13533
Durham, NC  27703                        Research Triangle Park, NC  27709-3533
Attention:  Chief Operating Officer      Attention:  President
Fax No. (919) 361-4630                   Fax No. (919) 468-0486

                                      -11-
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                                    EXHIBIT A

                            A Proposal Submitted to:

                                    C3, Inc.
                                 P.O. Box 13533
                      Research Triangle Park, NC 27009-3533

                                    entitled:

         Development of Large Volume Colorless Silicon Carbide Crystals and Repeatable Process for Manufacturing such Crystals by:

                               Cree Research, Inc.
                              2810 Meridian Parkway
                                Durham, NC 27713
                               Tel: (919) 361-5709

                            12 Month Cost: $2,880,000


         Company Proprietary "The information contained in this document is confidential and proprietary to Cree Research, Inc. and shall not be duplicated, used or disclosed--in whole or in part without the prior written consent of the Company."
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A.       Personnel

         Dr. *****, ***** at Cree Research, has over 20 years of experience in materials research and development of elemental and compound semiconductors, ranging from silicon through gallium arsenide to silicon carbide. Dr. *****'s work in silicon carbide has focused primarily on the development of large diameter *****- and *****- SiC crystals and substrates for microwave and power device applications, with special emphasis on polytype uniformity, uniformity of electrical properties (conducting through semi-insulating), and low crystalline defect density. In addition to SiC, Dr. *****'s work covers materials problems related to the growth of silicon, III-V materials (GaAs, InP) for microlectronic device applications including microwave power MMICs, high voltage power switching infrared imaging, and VLSI. His experience in semiconductor crystal growth covers growth of silicon carbide by modified sublimation/physical vapor transport method; growth of silicon by Czochralski and floating zone techniques; and growth of GaAs and InP by high pressure liquid encapsulated Czochralski. D. ***** has authored or co-authored over 60 papers and presentations. Dr. ***** will be the Principal Investigator on this program and will devote *****% of his time to the effort.

         Dr. *****, ***** at Cree Research, has over 17 years of experience in research related to silicon carbide, and is also *****. He has been co-Principal Investigator or Program Manager on all of Cree's funded research contracts (totaling >$25M). Dr. ***** has extensive experience in SiC crystal growth, thin film deposition, doping, and material characterization and developed the first commercially viable SiC boule growth process. Since joining Cree, he has increased the diameter of SiC bulk crystals from ***** mm to ***** mm, increased crystal thickness by *****% and improved the crystal quality by orders of magnitude. Much of the progress has been made possible by the combination of a $2M NIST Advanced Technology Program project which was completed in 1994 and an ongoing $6.8 M DARPA funded program on which he is PI. He was also co-PI on a $2.4 M ARPA contract which demonstrated the first SiC/AIGaN single crystal alloy, increased the brightness of SiC blue LEDs from 17uW to 35uW. He is Program Manager on another ARPA funded program which will soon lead to the release of a much brighter blue LED based on GaN grown on SiC substrates. In addition to the ONR funded programs at NCSU, Dr. ***** was co-PI on a National Science Foundation sponsored grant on diffusion on SiC as well as other grants related to SiC for structural applications. He was also co-PI and program manager on an SDIO funded program on the growth and characterization of GaN and AIN on SiC substrates. Dr. ***** is co- inventor of 7 issued U.S. patents, 2 pending U.S. patent applications, and 1 issued foreign patent and has 70 publications on SiC and other electronic materials.

         Dr. *****, ***** at Cree Research is responsible for the development of silicon carbide bulk crystal growth processes. He has over 25 years of experience in research related to growth technology and characterization of wide bandgap semiconductor crystals and epitaxial layers

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including SiC, AIN, SiC-AIN, and GaN. Before joining Cree Research in April
1993, he was a professor at *****, *****. He investigated thermodynamics and kinetics of crystal growth processes for SiC and SiC-AIN crystals, both pure and doped. Based on this research, he developed a new method for bulk SiC and SiC-AIN crystal growth with controlled polytype structures in 1976. This seeded sublimation method is the basis for all known SiC boule growth programs. He also was a consultant of the R&D team at ***** for GaN technology (GaN powder preparation and epitaxial growth by a sublimation method). In 1991-1993, he was Consultant-Professor of Siemens AG and *****, *****. Since joining Cree Research, he has increased the diameter of SiC bulk crystals and has determined the primary reasons for formation of micropipe defects in SiC boules. He has 21 patents and his results are published in more than 100 articles and 5 books/monographs.

         Dr. *****, ***** at Cree, has over 9 years of experience in the SiC field. His initial work began with UHV ion-assisted e-beam deposition processes and surface analytical studies on the interfacial chemistry of various materials grown on SiC. Traveling abroad as a visiting scientist in Sweden, he conducted materials studies on SiC for power device work sponsored by ABB. His research there focused on high resolution X-ray analysis of SiC bulk material and growth of CVD films. Upon returning to the U.S. he worked as a SiC crystal growth research scientist at Westinghouse Electric Corporation's Science and Technology Center. In October of 1995 he joined Cree Research as a crystal growth scientist and manager of their crystal growth department, where he has worked between development and production to successfully guide the Crystal Growth and Wafering Departments through a 300% expansion and an order of magnitude improvement in production material quality. Dr. ***** has authored or co-authored over 20 articles and presentations.

         Dr. *****, ***** at Cree Research, has spent the past 6 years investigating optical and electrical processes in silicon carbide and other related wide bandgap materials using techniques such as: Fourier transform infrared spectroscopy, optical absorption, deep level transient spectroscopy, Hall effect, and thermally stimulated current. His initial work at Carnegie Mellon University, performed under an Air Force Fellowship, focused on the impact that impurities have on the optical and electronic properties of SiC. Immediately before his arrival at Cree Research, he spent 18 months working under a National Research Council post-doctoral fellowship at the Air Force Wright Labs, where, in addition to his interests in SiC, he examined the surface kinetics of III- N growth. Dr. ***** has authored or co-authored 16 papers and presentations. Dr. ***** will devote *****% of his time to this effort.

B. Budget
NOTE: CREE RESERVES THE RIGHT TO ADJUST THE SPENDING AS IT DEEMS APPROPRIATE IN ORDER TO MEET THE OBJECTIVES OF THE DEVELOPMENT PROGRAM AND WITHIN THE TOTAL AMOUNT OF THE BUDGET.

REDACTED - - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE
COMMISSION AND IS NOTED HEREIN BY *****

                                    Monthly
Equipment Costs
  Crystal Growers (*****)           $*****
  Powder System (*****)             $*****

People Costs
  C3 Focused Team          $*****
  Cree Resources            *****

Other Processing
  Analytical               $*****
  Wafering                 $*****
  Polishing                $*****

Total                      $240,000

Equipment - The equipment is outlined above and the cost reflects a *****% margin.

C3 Focused Team - This team will be led by Dr. *****, who reports to Dr. *****, who will supervise these efforts. The team will include a *****, *****, *****, and *****.

Cree Resources - These resources will support the C3 development effort on a part time basis. This team will work under the direction of Dr. ***** and include Dr. *****, Dr. *****, Dr.***** and other Cree resources as required.

                                      -15-